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                                                                      EXHIBIT 24

                          THE WILLIAMS COMPANIES, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, or THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of shares of capital stock of Williams, and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

     THAT the undersigned Williams does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

     Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

     IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 22nd day of January, 1995.


       /s/  KEITH E. BAILEY                         /s/  JACK D. MCCARTHY
- --------------------------------------      ------------------------------------
          Keith E. Bailey                               Jack D. McCarthy
      Chairman of the Board,                          Senior Vice President
           President and                          (Principal Financial Officer)
      Chief Executive Officer
   (Principal Executive Officer)


                             /s/  GARY R. BELITZ
             ---------------------------------------------------
                                Gary R. Belitz
                                  Controller
                          (Chief Accounting Officer)


     /s/  HAROLD W. ANDERSEN
- --------------------------------------      ------------------------------------
        Harold W. Andersen                               Ralph E. Bailey
             Director                                       Director

      /s/  GLENN A. COX                            /s/  THOMAS H. CRUIKSHANK
- --------------------------------------      ------------------------------------
           Glenn A. Cox                                Thomas H. Cruikshank
             Director                                       Director

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
        /s/  ERVIN S. DUGGAN                     /s/  ROBERT J. LAFORTUNE
- -------------------------------------      ------------------------------------
          Ervin S. Duggan                            Robert J. LaFortune
             Director                                     Director

       /s/  JAMES C. LEWIS                       /s/  JACK A. MACALLISTER
- -------------------------------------       -----------------------------------
           James C. Lewis                           Jack A. MacAllister
             Director                                     Director

       /s/  JAMES A. MCCLURE                      /s/  PETER C. MEINIG
- -------------------------------------       -----------------------------------
          James A. McClure                            Peter C. Meinig
             Director                                     Director

         /s/  KAY A. ORR                          /s/  GORDON R. PARKER
- -------------------------------------       -----------------------------------
            Kay A. Orr                                Gordon R. Parker
             Director                                     Director

                           /s/  JOSEPH H. WILLIAMS
             ---------------------------------------------------
                              Joseph H. Williams
                                   Director

                                             THE WILLIAMS COMPANIES, INC.

                                             By     /s/  J. FURMAN LEWIS
                                               ---------------------------------
                                                        J. Furman Lewis
                                                     Senior Vice President
ATTEST:

     /s/  DAVID M. HIGBEE
- -----------------------------------
          David M. Higbee
             Secretary
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     I, the undersigned, DAVID M. HIGBEE, Secretary of THE WILLIAMS COMPANIES,
INC., a Delaware company (hereinafter called the "Company"), do hereby certify that at a meeting of the Board of Directors of the Company, duly convened and held on December 11, 1994, at which a quorum of said Board was present and acting throughout, the following resolution was duly adopted:

          RESOLVED that the form of power of attorney submitted to this meeting for use in connection with the execution and filing, for and on behalf of the Company, of a Registration Statement and any such amendments thereto with respect to the issuance of Common Stock by the Company, under the terms of the Merger Agreement, is hereby approved, and the Chairman of the Board, the President or any Vice President of the Company is hereby authorized to execute said power of attorney in the form so presented for and on behalf of the Company.

     I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of THE WILLIAMS COMPANIES, INC., this 6th day of February, 1995.

                                                 /s/  DAVID M. HIGBEE
                                          --------------------------------------
                                                     David M. Higbee
                                                        Secretary

[CORPORATE SEAL]